SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement           |_|  Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               THE RBB FUND, INC.
            ---------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):


(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:



|_| Fee paid previously with preliminary materials:


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:


(2)      Form, Schedule or Registration Statement No.:


(3)      Filing Party:


(4)      Date Filed:

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 15, 2002

                                 BOSTON PARTNERS
                                 FAMILY OF FUNDS

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                       BOSTON PARTNERS MID CAP VALUE FUND
                     BOSTON PARTNERS SMALL CAP VALUE FUND II
                     BOSTON PARTNERS LONG/SHORT EQUITY FUND
                       BOSTON PARTNERS ALL-CAP VALUE FUND

                  (INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)



         NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the investment portfolios named above (each a "Boston Partners Fund," and together, the "Boston Partners Funds"), each of which is a separate series of The RBB Fund, Inc. (the "Fund"), will be held at the offices of the Fund, Bellevue Park Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809, on Tuesday, October 15, 2002, at 10:00 a.m. (Eastern time), for the following purposes:


         1. To approve new investment advisory agreements (each, a "New Advisory Agreement") between the Fund, on behalf of each Boston Partners Fund, and Boston Partners Asset Management, L.P. ("BPAM") (each Boston Partners Fund to vote separately); and


         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Shareholders of record at the close of business on August 30, 2002 are entitled to receive notice of and to vote at the Special Meeting. Each shareholder is invited to attend the Special Meeting in person. If you cannot be present at the Special Meeting, we urge you to fill in, sign and promptly return the enclosed Proxy Card in order that the Special Meeting can be held and a maximum number of shares may be voted. If you received more than one Proxy Card, please be sure to complete, sign and return each one.

         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS.

            IT IS IMPORTANT THAT PROXY CARD(S) BE RETURNED PROMPTLY.

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD(S) IN THE

ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD(S) ARE SET FORTH AT THE END OF THE ENCLOSED PROXY STATEMENT.

         PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

By Order of the Board of Directors,

Edward J. Roach
PRESIDENT

                                IMPORTANT NOTICE

         Although we recommend that you read the Proxy Statement carefully, for your convenience, we have provided a brief overview of the proposal to be voted on.

                              QUESTIONS AND ANSWERS

Q: WHY AM I RECEIVING THIS PROXY STATEMENT?


A: Each of Robeco USA, Inc. ("Robeco USA"), a subsidiary of Robeco Groep N.V. ("Robeco"), a worldwide asset management firm, and Robeco has entered into a purchase agreement with Boston Partners Asset Management, L.P. ("BPAM"), pursuant to which Robeco USA has acquired 58.37% of the partnership interests of BPAM, will acquire 1.63% of the partnership interests of BPAM in February 2003, and has the right and could be obligated in 2006 to purchase the remaining 40% of the partnership interests of BPAM. BPAM is the investment adviser to each fund in the Boston Partners Family of Funds of The RBB Fund, Inc. (the "Boston Partners Funds"). Because this acquisition legally results in the termination of the investment advisory agreement with the investment adviser for the Boston Partners Funds, federal securities laws require your approval of a new, although substantially identical, advisory agreement for your Boston Partners Fund.


Q: HOW WILL THIS AFFECT MY ACCOUNT?


A: You can expect the same level of management expertise and quality shareholder service from BPAM to which you've grown accustomed. Robeco has made the growth of its U.S. asset management operations a key component of its business plans. This commitment should assist BPAM in expanding its business, attracting more assets to the Boston Partners Funds and maintaining and possibly enhancing the level of services currently provided by BPAM to the Boston Partners Funds. There will be no change in BPAM's personnel, investment philosophy or management as a result of the transaction. THE ADOPTION OF THE PROPOSAL WILL NOT RESULT IN AN INCREASE IN THE RATE OF ANY BOSTON PARTNERS FUND'S INVESTMENT ADVISORY FEES.


Q: WILL MY VOTE MAKE A DIFFERENCE?

A: Yes. Your vote is important and needed to ensure that the proposals can be acted upon. Additionally, your immediate response on the enclosed Proxy Card(s) or your vote by telephone will help save the costs of any further proxy solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Boston Partners Fund(s).

Q: HOW DO THE DIRECTORS SUGGEST THAT I VOTE?

A: After careful consideration, the Directors, including the independent directors who comprise a majority of the Board of Directors, unanimously recommend that you vote "FOR" the proposal.

                                    -- 1 --

Q: WHAT HAPPENS IF THE SHAREHOLDERS DO NOT APPROVE THE NEW ADVISORY AGREEMENTS?


A: The Board of Directors has approved, and BPAM has entered into for each Boston Partners Fund, an Interim Advisory Agreement pursuant to which BPAM may continue to act as investment adviser for the Boston Partners Fund for a period of 150 days commencing on September 18, 2002, pending the shareholders' approval of a New Advisory Agreement for each Boston Partners Fund. The Interim Advisory Agreements have substantially the same terms and conditions as the advisory agreements previously in effect, and require that all compensation earned be placed in an escrow account with PFPC Trust Company. If the shareholders of a Boston Partners Fund do not approve the New Advisory Agreement by February 12, 2003, the Board of Directors will then take such action as necessary to enter into a new investment advisory agreement that it deems in the best interests of the shareholders. BPAM will only be paid from the escrow account, the lesser of
(i) any costs incurred in performing the interim advisory agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned), if the New Advisory Agreements are not approved by shareholders. In addition, certain downward adjustments will be made on the purchase price for the remaining 40% of the partnership interests of BPAM if the shareholders do not approve a New Advisory Agreement. This is discussed more in detail in the discussion of Proposal 1 under "Interim Investment Advisory Agreements."

Q: WHO DO I CALL IF I HAVE QUESTIONS?


A: Please call Mr. Henry J. Lawlor at 1-888-261-4073.

Q: HOW DO I VOTE?

A: Please refer to the detailed instructions on your Proxy Card.

                                    -- 2 --

                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                    THE BOSTON PARTNERS INVESTMENT PORTFOLIOS
                              OF THE RBB FUND, INC.


                      BOSTON PARTNERS LARGE CAP VALUE FUND
                       BOSTON PARTNERS MID CAP VALUE FUND
                     BOSTON PARTNERS SMALL CAP VALUE FUND II
                     BOSTON PARTNERS LONG/SHORT EQUITY FUND
                       BOSTON PARTNERS ALL-CAP VALUE FUND


                         BELLEVUE PARK CORPORATE CENTER
                         400 BELLEVUE PARKWAY, 4TH FLOOR
                           WILMINGTON, DELAWARE 19809


                                 PROXY STATEMENT



This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The RBB Fund, Inc. (the "Fund") for use at a Special Meeting of the shareholders of the investment portfolios named above (each a "Boston Partners Fund," and together, the "Boston Partners Funds"), each of which is a separate series of the Fund, to be held at the offices of the Fund, Bellevue Park Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809, on Tuesday, October 15, 2002, at 10:00 a.m. (Eastern time), and at any adjournment thereof (the "Meeting"). This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders, and the enclosed Proxy Card(s) are expected to be mailed on or about September 27, 2002.


All proxies in the enclosed form that are properly executed and returned to the Fund will be voted as provided therein at the Special Meeting or at any adjournment thereof. If you hold shares in more than one Boston Partners Fund you will receive more than one Proxy Card. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Fund. Signing and mailing the Proxy Card will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

The Board of Directors intends to bring before the Special Meeting the matters set forth in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to that item in accordance with the directions of the shareholder as specified on the Proxy Card. If no choice is specified, the shares will be voted in favor of (i) the appropriate

                                    -- 3 --

New Advisory Agreement; and (ii) in the discretion of the proxies, any other matter not presently known which may properly come before the meeting or any adjournment thereof.

Proxy solicitations will be made primarily by mail, but solicitations may also be made by personal interview conducted by officers or employees of the Fund or PFPC Inc., the Fund's administrator.

Only shareholders of record at the close of business on August 30, 2002 (the "Record Date"), will be entitled to notice of, and to vote at, the Special Meeting. On the Record Date, the following shares of each Class of the Boston Partners Funds were outstanding and entitled to vote:


                                                                                    SHARES OUTSTANDING AND
PORTFOLIO                                                                              ENTITLED TO VOTE
---------                                                                              ----------------
Boston Partners Large Cap Value Fund
         Investor Class............................................................       751,711.302
         Institutional Class.......................................................     4,361,276.190
Boston Partners Mid Cap Value Fund
         Investor Class............................................................       650,249.877
         Institutional Class.......................................................     5,170,161.104
Boston Partners Small Cap Value Fund II
         Investor Class............................................................    16,266,320.105
         Institutional Class.......................................................     2,575,914.921
Boston Partners Long/Short Equity Fund
         Investor Class............................................................     3,257,281.371
         Institutional Class.......................................................     4,347,649.458
Boston Partners All-Cap Value Fund
         Investor Class............................................................         8,881.441
         Institutional Class.......................................................       191,533.703

Each shareholder of record on the Record Date is entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held. All shareholders of each Boston Partners Fund will vote in the aggregate, and not by Class. Cumulative voting is not permitted.

QUORUM. A quorum is constituted by the presence in person or by proxy of the holders of at least one-third of the outstanding Shares of each Boston Partners Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to

                                    -- 4 --
which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

In the event that a quorum is not present at the Special Meeting or at any adjournment thereof, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, one or more adjournment(s) may be proposed to permit further solicitations of proxies. Any adjourned session or sessions may be held after the date set for the original Special Meeting without notice except announcement at the Special Meeting. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any such adjournment(s). A shareholder vote may be taken with respect to the Boston Partners Fund on some or all matters before any such adjournment(s) if a quorum is present and sufficient votes have been received for approval with respect to the appropriate Boston Partners Fund.


THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE BOSTON PARTNERS FUNDS' ANNUAL REPORT TO SHAREHOLDERS DATED AUGUST 31, 2001 AND SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED FEBRUARY 28, 2002 TO ANY SHAREHOLDER UPON REQUEST. THE ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO THE FUND AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT OR BY CALLING THE BOSTON PARTNERS FAMILY OF FUNDS AT (888) 261-4073.

                                    -- 5 --

                                  INTRODUCTION


         This Special Meeting for each Boston Partners Fund is being called to consider, among other things, a proposal necessitated by (i) the acquisition through two closings of 60% of the partnership interests of Boston Partners Asset Management, L.P. ("BPAM"), each Boston Partners Fund's current investment adviser, by Robeco USA, Inc. ("Robeco USA"), a subsidiary of Robeco Groep N.V. ("Robeco"); and (ii) the acquisition of the remaining 40% of the partnership interests of BPAM by Robeco USA in 2006 and, in connection therewith, the withdrawal of the Class A general partner and increase in authority of Robeco USA (as the Class B general partner) to manage the operations of BPAM (collectively, the "Transaction"). If Proposal 1, regarding the approval of the new advisory agreements (as defined below), is adopted, BPAM will continue to serve as the investment adviser to each Boston Partners Fund. Each Boston Partners Fund's new advisory agreement is substantially identical to the current advisory agreement for the respective Boston Partners Fund, except for the dates of execution, effectiveness and termination, and for certain other minor amendments made to conform the language of each advisory agreement. YOUR APPROVAL OF THE NEW ADVISORY AGREEMENTS WILL NOT RESULT IN ANY INCREASE IN ANY OF THE BOSTON PARTNERS FUNDS' ADVISORY FEE RATES.


WHO IS ELIGIBLE TO VOTE

         Shareholders of record of a Boston Partners Fund as of the close of business on August 30, 2002 (the "Record Date") are entitled to vote on all of that Boston Partners Fund's business at the Special Meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder's instructions.

INFORMATION CONCERNING BPAM


         BPAM was founded in 1995 and manages approximately $9 billion for institutional clients including corporations, state and local pension funds, foundations, endowments and registered investment companies. The Boston Partners Family of Funds has grown to five investment portfolios with total net assets of approximately $521 million and 29,695 shareholders as of August 30, 2002. Each Boston Partners Fund has its own investment objectives and policies. BPAM, a registered investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), has served as each Boston Partners Fund's investment adviser since the respective Boston Partners Fund's inception. The investment process and philosophy employed by BPAM since the inception of the Boston Partners Funds will continue to be the investment process and philosophy for the Boston Partners Funds following the Transaction.


THE TRANSACTION

         The partners of BPAM have concluded that it is in the best interest of BPAM and BPAM's clients to sell 60% of the partnership interests of BPAM to Robeco USA and to give

                                    -- 6 --

Robeco USA the right to purchase the remaining 40% of the partnership interests in 2006. To that end, BPAM entered into a Partnership Interest Purchase Agreement with Robeco and Robeco USA, dated as of July 18, 2002 (the "Purchase Agreement"), pursuant to which Robeco USA (i) acquired 58.37% of the partnership interests of BPAM in September 2002; (ii) will acquire 1.63% of the partnership interests of BPAM in February 2003; and (iii) has been given a call option to purchase the remaining 40% of the partnership interests of BPAM in 2006. In the event that Robeco USA does not exercise its call option, BPAM has a put option to sell to Robeco USA the remaining 40% of the partnership interests of BPAM in 2006.

         The acquisition by Robeco USA of 58.37% of the partnership interests occurred on September 18, 2002 (the "First Tranche Closing"). As a result of the First Tranche Closing, Robeco USA became the Class B general partner of BPAM. The general partner of BPAM prior to the First Tranche Closing will continue as the Class A general partner of BPAM and has the power and authority to manage the operations of BPAM. Robeco USA, as Class B general partner, has veto rights with respect to certain of BPAM's extraordinary transactions. Upon exercise of the put or call option by either of Robeco USA or BPAM and upon final payment of the purchase price for the remaining 40% of the partnership interests of BPAM, the Class A general partner will withdraw from the Partnership as a general partner and Robeco USA will become the sole general partner of BPAM.


INFORMATION CONCERNING ROBECO GROEP N.V.


         Robeco is one of Europe's largest investment management firms with approximately $93 billion in assets under management as of June 30, 2002. Robeco is a wholly owned subsidiary of Cooperatieve Centrale Raiffeissen-Boerenleenbank B.A. ("Rabobank").


         Robeco, a Dutch public limited liability company and the holding company for a number of direct and indirect subsidiaries, is headquartered in Rotterdam, The Netherlands and operates throughout the world, including the United States. The principal executive offices of Robeco are located at Coolsingel 120, NI 3011 AG Rotterdam, The Netherlands. Through its subsidiaries, Robeco employs 1,600 people worldwide.


         Robeco is active in various areas of investment management. It currently provides investment management services to a large number of segregated accounts and a range of institutional funds as well as to a variety of retail mutual funds, most of which are listed on the major European stock exchanges. These funds include Robeco's largest mutual funds: Robeco N.V., Rolinco N.V. and Rorento N.V., with approximately $13.5 billion of assets under management as of June 30, 2002. Robeco operates primarily outside of the United States, although it currently holds full ownership interest in several U.S. investment advisers. These U.S. investment advisers serve as investment advisers to several private investment funds, U.S. registered mutual funds and separate accounts. The assets under management of these U.S. investment advisory subsidiaries total approximately $33.7 billion as of June 30, 2002.

         Robeco's two largest U.S. investment advisory subsidiaries, Weiss, Peck & Greer ("WPG") and Harbor Capital Advisors ("Harbor"), serve as investment adviser to U.S. registered mutual funds. WPG, acquired in 1998, offers professional asset management services to both

                                    -- 7 --
institutional and individual clients and has $19.5 billion of assets under management as of June 30, 2002, of which $900 million represent assets managed by registered mutual funds. WPG manages a variety of no-load, open-end mutual funds. The eight funds managed by WPG cover a spectrum of domestic and global equity and fixed income investments. Harbor, acquired in 2001, offers a range of public mutual funds managed by external fund managers. The combined assets of the public mutual funds and the pension plans managed by Harbor was approximately $14.3 billion as of June 30, 2002.


         Rabobank is a co-operative banking organization, having its principal offices at Croeselaan 18, P.O. Box 17100, 3500 HG, Utrecht, The Netherlands. In The Netherlands, there are 369 local Rabobanks, with 1,648 branch offices. Outside of The Netherlands, Rabobank has more than 140 branches in 34 countries. With a balance sheet total of $364 billion as of December 31, 2001, Rabobank is, in terms of assets, among the 20 largest banks in Europe and among the top 50 banks in the world.

TERMS OF THE PURCHASE AGREEMENT


         Pursuant to the terms of the Purchase Agreement, Robeco USA will acquire 60% of the partnership interests of BPAM in two closings. The First Tranche Closing occurred on September 18, 2002. The closing of the second tranche is expected to occur in February 2003.

         Under the Purchase Agreement, Robeco USA has a call option to purchase the remaining 40% of the partnership interests of BPAM in 2006. In the event Robeco USA does not exercise its call option, BPAM has a put option to sell to Robeco USA the remaining 40% of the partnership interests of BPAM in 2006. The purchase price for the remaining 40% of the partnership interests will be made in two payments: first, a payment in 2006 upon exercise of the call or put option and second, a payment in 2007, in each case based on certain multiples of the adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") of BPAM. In the event the shareholders do not approve each New Advisory Agreement, certain downward adjustments will be made to the payments made in 2006 and 2007.

         As a result of the First Tranche Closing, Robeco USA became the Class B general partner of BPAM. The general partner of BPAM immediately prior to the First Tranche Closing continues as the Class A general partner of BPAM and has the power and authority to manage the operations of BPAM. Robeco USA, as Class B general partner, has veto rights with respect to certain extraordinary transactions of BPAM. Upon exercise of the call or put option by Robeco USA or BPAM with respect to the remaining 40% of the partnership interests of BPAM, and upon the final payment of the purchase price in 2007, the Class A general partner will withdraw as a general partner and Robeco USA will become the sole general partner of BPAM.

         BPAM and Robeco USA intend for BPAM's employees to be employed by BPAM following the Transaction. As part of the Transaction, certain key BPAM employees signed employment agreements with terms of one to five years. It is not contemplated that any changes in any Boston Partners Fund's portfolio manager(s) or portfolio management team will be made as a result of the Transaction. In addition, Robeco USA has agreed to fund a retention bonus


                                    -- 8 --
pool which will be paid to certain BPAM employees who remain with BPAM for certain time periods after the First Tranche Closing.


ANTICIPATED BENEFITS OF THE TRANSACTION

         The Transaction and BPAM's affiliation with Robeco will benefit BPAM and the Boston Partners Funds in a number of ways, including the following:

o Robeco has made the growth of its United States asset management operations a key component of its business plans. This commitment should assist BPAM in expanding its business and attracting more assets to the Boston Partners Funds, which should help BPAM to enhance the scope of services it provides to the Funds.

o Robeco provides the potential access and expertise for the Boston Partners Funds to be distributed through Robeco's distribution channels.

o Robeco will provide BPAM's personnel the opportunity of being part of a worldwide company that is focused on the investment management business. This should further BPAM's ability to attract and retain highly qualified employees.



         The Transaction is not intended to result in any changes in the composition of the senior management or personnel providing services to the Boston Partners Funds, or any changes in the manner in which BPAM will render advisory services to the Boston Partners Funds from BPAM's current operations. Specifically, BPAM and Robeco expect to continue the same management and operations relating to the Boston Partners Funds, and do not contemplate any changes in the management or operations of the other service providers to the Boston Partners Funds. Further, BPAM will remain headquartered in Boston, Massachusetts. Robeco believes that the quality of services now provided by BPAM to the Boston Partners Funds will continue after the First Tranche Closing and after the consummation of the Transaction, and that Robeco's commitment to the investment management business may enhance the quality of those services. Shareholders should expect the same quality of services to which they have become accustomed.


                                    -- 9 --

                                   PROPOSAL 1
                       APPROVAL OF NEW ADVISORY AGREEMENT
                       (EACH BOSTON PARTNERS FUND TO VOTE)


SUMMARY


         At the Special Meeting, you will be asked to approve a New Advisory Agreement for your Boston Partners Fund, a form of which is attached hereto as Appendix B, which is being submitted in connection with the consummation of the Transaction. As a result of the first closing of the Transaction, each Boston Partners Fund's current advisory agreement with BPAM (each, a "Previous Advisory Agreement") automatically terminated in accordance with its terms and as required by the Investment Company Act of 1940 (the "1940 Act"). As discussed below, since the termination of each Previous Advisory Agreement, BPAM has been providing investment advisory services under the terms of an interim investment advisory agreement.


INTERIM INVESTMENT ADVISORY AGREEMENTS


         To assure the continued supervision of the investments of the Boston Partners Funds after the consummation of the First Tranche Closing of the Transaction and the resulting termination of each Previous Advisory Agreement, the Board of Directors of the Fund (including a majority of the "independent directors," as defined in the 1940 Act) approved an interim investment advisory agreement for each Boston Partners Fund with BPAM pursuant to Rule 15a-4 under the 1940 Act (each, an "Interim Advisory Agreement") at an in-person meeting of the Board of Directors of the Fund (the "Board of Directors") held on July 24, 2002. As required by Rule 15a-4, the Board of Directors determined that the terms and conditions of each Interim Advisory Agreement are identical in all material respects to each respective Previous Advisory Agreement, including the rate of investment advisory fee, except for the dates of effectiveness and termination, and escrow provisions and other terms required by Rule 15a-4. BPAM has been providing investment advisory services to the Boston Partners Funds pursuant to each Interim Advisory Agreement since the First Tranche Closing on September 18, 2002.

         The Interim Advisory Agreements became effective on the date of the First Tranche Closing, September 18, 2002 (the "Interim Advisory Agreement Effective Date"), and will terminate on the earlier of: (i) 150 days from the Interim Advisory Agreement Effective Date; or (ii) shareholder approval of new investment advisory agreements. Each Interim Advisory Agreement also provides that the Board of Directors or, as to a particular Boston Partners Fund, a majority of that Boston Partners Fund's outstanding voting securities, as that term is defined in the 1940 Act, may terminate the Interim Advisory Agreement on 10 calendar days' prior written notice to BPAM. Each Interim Advisory Agreement will also terminate in the event of an assignment as that term is defined in the 1940 Act.


         Pursuant to the terms of each Interim Advisory Agreement, the maximum amount of compensation payable to BPAM during this interim period is no greater than that which would have been payable to BPAM under the respective Previous Advisory Agreement. The

                                    -- 10 --
compensation to be paid to BPAM under each Interim Advisory Agreement is being held in an interest-bearing escrow account with PFPC Trust Company.

         In accordance with the provisions of Rule 15a-4, each Interim Advisory Agreement also provides that, if the shareholders of a Boston Partners Fund approve a new investment advisory agreement with BPAM no later than 150 days from the Interim Advisory Agreement Effective Date, BPAM is entitled to the compensation held in the interest-bearing escrow account (including interest earned) with respect to that Boston Partners Fund. If the shareholders of a Boston Partners Fund do not approve a new investment advisory agreement with BPAM within that time period, the Interim Advisory Agreement provides that BPAM is entitled to be paid, out of the interest-bearing escrow account, the lesser of the total amount held in the interest-bearing escrow account (plus interest earned on that amount) or any costs incurred by BPAM in performing its duties under the Interim Advisory Agreement prior to its termination (plus interest earned on that amount while in the interest-bearing escrow account).

         At its July 24, 2002 meeting, the Board of Directors also approved a New Advisory Agreement with BPAM for each Boston Partners Fund. The New Advisory Agreements are substantially identical in all material respects to each respective Previous Advisory Agreement, including the rate of investment advisory fee, except for its effective and termination dates. Specifically, the New Advisory Agreements provide for effectiveness, as to each Boston Partners Fund, on the date the shareholders of that Boston Partners Fund approve the New Advisory Agreement. As to each Boston Partners Fund, if approved by shareholders, the New Advisory Agreement would remain in effect for a period of one year, unless otherwise terminated. Each New Advisory Agreement would then require the Board of Directors to renew the New Advisory Agreement for one year periods thereafter.

         As noted above and in accordance with Rule 15a-4 under the 1940 Act, shareholder approval of each New Advisory Agreement is necessary in order for BPAM to receive the amount of the investment advisory fee it would have otherwise received under the respective Previous Advisory Agreement for managing each Boston Partners Fund pursuant to the terms of the Interim Advisory Agreement from the date the Previous Advisory Agreement terminated until the New Advisory Agreement is approved by shareholders. The rate of investment advisory fee for each Boston Partners Fund under both the Interim Advisory Agreement and New Advisory Agreement is identical to the rate of advisory fee under the Previous Advisory Agreement.

         If shareholders of a Boston Partners Fund do not approve the New Advisory Agreement, BPAM will be entitled to be paid, out of an interest-bearing escrow account, the lesser of the total amount held in the interest-bearing escrow account (plus interest earned on that amount) or any costs incurred by BPAM in performing its duties under the Interim Advisory Agreement prior to its termination (plus interest earned on that amount while in the interest-bearing escrow account). Any excess monies held in the interest-bearing escrow account will be returned to the relevant Boston Partners Fund.

                                    -- 11 --

         As to a particular Boston Partners Fund, if shareholders do not approve a New Advisory Agreement, the Board of Directors will take appropriate action with respect to that Boston Partners Fund's investment advisory arrangements.

BOARD CONSIDERATIONS

         In determining whether to approve the Interim Advisory Agreements and New Advisory Agreements with BPAM, the Board of Directors, including a majority of the independent directors, determined that the scope and quality of services to be provided under the Interim Advisory Agreements and the New Advisory Agreements were at least equivalent to those provided under the Previous Advisory Agreements. In addition, the Board of Directors was advised by BPAM that it was not anticipated that there would be changes in the personnel who provide the portfolio management services to the Boston Partners Funds during the terms of the Interim Advisory Agreements and the New Advisory Agreements.

         Among other things, the Board of Directors considered that (i) there were no material differences between the terms and conditions of the Interim Advisory Agreements and New Advisory Agreements, and the Previous Advisory Agreements, other than the dates of effectiveness and termination provisions and, with respect to the Interim Advisory Agreements, the escrow provisions and other terms required by Rule 15a-4; (ii) BPAM has demonstrated its abilities as an investment adviser to the Boston Partners Funds; and (iii) there would be no change at BPAM in personnel providing investment advisory services to the Boston Partners Funds as a result of the Interim Advisory Agreements and New Advisory Agreements. In reaching its determination, the Board of Directors gave approximately equal weight to the foregoing considerations.

         Based upon the considerations set forth above, the Board of Diretors has determined that each New Advisory Agreement is reasonable, fair and in the best interests of each Boston Partners Fund and its shareholders, and that the fees provided therein are fair and reasonable. The Board of Directors believes that each Boston Partners Fund and its shareholders will receive investment advisory services under each New Advisory Agreement equivalent to those that were received under the respective Previous Advisory Agreement, and at the same fee and expense levels. Accordingly, after consideration of the above factors, and such other facts and information as it deemed relevant, the Board of Directors, including a majority of those members who are not "interested persons" (as defined in the 1940 Act) of any party to the New Advisory Agreements, unanimously approved the New Advisory Agreements with BPAM and unanimously voted to recommend their approval by the shareholders of each Boston Partners Fund.

COMPARISON OF THE PREVIOUS ADVISORY AGREEMENTS AND THE NEW ADVISORY AGREEMENTS

Advisory Services

         The advisory services to be provided by BPAM under the New Advisory Agreements are substanially identical to those provided by BPAM under the Previous Advisory Agreements.

                                    -- 12 --

Under the Previous Advisory Agreements and New Advisory Agreements, BPAM is to provide a continuous investment program for each of the Boston Partners Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in each of the Boston Partners Funds, subject to the supervision of the Board of Directors. Under the Previous Advisory Agreements and New Advisory Agreements, BPAM is to determine from time to time what securities and other investments are to be purchased, retained or sold and is to implement such determinations through the placement of orders for the execution of portfolio transactions with or through brokers or dealers as it may select. BPAM is to provide the services under both the Previous Advisory Agreements and New Advisory Agreements in accordance with each Boston Partners Fund's investment objectives, policies and restrictions, as stated in the current prospectus of the Boston Partners Family of Funds of The RBB Fund, Inc. and resolutions of the Board of Directors.

         Under both the Previous Advisory Agreements and New Advisory Agreements, BPAM is to maintain all books and records with respect to the securities transactions of the Boston Partners Funds and is to furnish the Board of Directors such periodic and special reports as the Board of Directors may reasonably request.

Fees

         The rate of investment advisory fees payable under each New Advisory Agreement by the respective Boston Partners Fund is equal to the rate for each such Boston Partners Fund payable under the Previous Advisory Agreement. Each Boston Partners Fund pays BPAM an investment advisory fee computed at a fixed annual percentage rate based upon the respective Boston Partners Fund's average daily net assets. The rates for calculating each Boston Partners Fund's investment advisory fee is set forth below.


NAME OF PORTFOLIO                                                            COMPENSATION*
-----------------                                                            -------------
Boston Partners Large Cap Value Fund - Investor      Annual Rate of .75% of such Portfolio's average net assets and Institutional Classes

Boston Partners Mid Cap Value Fund - Investor and    Annual Rate of .80% of such Portfolio's average daily net
Institutional Classes                                assets

Boston Partners Small Cap Value                      Annual Rate of 1.25% of such Portfolio's average daily net
Fund II - Investor and Institutional Classes         assets

Boston Partners  Long/Short  Equity Fund - Investor  Annual Rate of 2.25% of such Portfolio's average daily net
and Institutional Classes                            assets

Boston Partners All-Cap Value Fund - Investor and    Annual Rate of 1.00% of such Portfolio's average daily net
Institutional Classes                                assets

* Fees are computed daily and paid monthly.

                                    -- 13 --

         THERE ARE NO INCREASES IN THE INVESTMENT ADVISORY FEE RATES IN CONNECTION WITH THE TRANSACTION. NO CHANGES IN THE INVESTMENT ADVISORY FEE RATES ARE BEING PROPOSED.

Payment of Expenses

         Under the Previous Advisory Agreements and New Advisory Agreements, BPAM is to pay all expenses incurred by it in connection with its activities under the relevant agreement, other than the cost of securities (including brokerage commissions, if any) purchased for the respective Boston Partners Fund.

Brokerage

         Under the Previous Advisory Agreements, subject to BPAM's obligation to obtain best price and execution, BPAM had full discretion to select brokers or dealers to effect the purchase and sale of securities for the Boston Partners Funds. BPAM was permitted, in its discretion and to the extent permitted by law, to purchase and sell portfolio securities to and from brokers and dealers who provided brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Boston Partners Funds and/or other accounts over which BPAM exercised investment discretion. Subject to the review of the Board of Directors, from time to time and at least quarterly, with respect to the extent and continuation of such policy, BPAM was authorized to pay a broker or dealer who provided such brokerage and research services a commission for effecting a securities transaction for any of the Boston Partners Funds that was in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, BPAM determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of BPAM with respect to the accounts as to which it exercised investment discretion.

         Except as otherwise permitted by applicable laws, rules and regulations, in no instance were portfolio securities for the Boston Partners Funds to be purchased from or sold to PFPC Distributors, Inc., BPAM or any affiliated person of the Boston Partners Funds, PFPC Distributors, Inc. or BPAM. In executing portfolio transactions for any Boston Partners Fund, BPAM, to the extent permitted by applicable laws and regulations, was permitted, but was not obligated to, aggregate the securities to be sold or purchased with those of other Boston Partners Funds and its other clients where such aggregation was not inconsistent with the policies set forth in the Fund's registration statement. In such event, BPAM was to allocate the securities so purchased or sold, and the expenses incurred in the transaction, pursuant to any applicable law or regulation and in the manner it considers to be the most fair and equitable, and consistent with its fiduciary obligations to the Boston Partners Funds and such other clients.

         The New Advisory Agreements contain substantially identical provisions.

                                    -- 14 --

Limitation of Liability

         The Previous Advisory Agreements provided that BPAM was not liable for any error of judgment or mistake of law or for any loss suffered by the Boston Partners Funds in connection with the performance of the relevant agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BPAM in the performance of its duties or from reckless disregard by it of its obligations and duties under the relevant agreement.

         The New Advisory Agreements contain substantially identical provisions.

Continuance

         As to a particular Boston Partners Fund, if approved by shareholders at the Special Meeting, the New Advisory Agreement would continue for one year from its effective date, unless earlier terminated. Each New Advisory Agreement may then be continued from year to year thereafter as to a particular Boston Partners Fund by a majority vote of the Board of Directors of the Fund, including a majority of the independent directors, cast in person at a meeting called for that purpose, or by a vote of a majority of all votes attributable to the outstanding shares of that Boston Partners Fund.

Termination

         Each Previous Advisory Agreement provided that it could be terminated as to a particular Boston Partners Fund at any time on 60 days' prior written notice to the other party, without the payment of any penalty, by the Fund (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of such Boston Partners Fund) or by BPAM. Each Previous Advisory Agreement also provided that it would immediately terminate in the event of its assignment.

         The New Advisory Agreements contain substantially identical termination provisions.

         Each Previous Advisory Agreement received initial shareholder approval and is dated as follows: the Boston Partners Large Cap Value Fund, October 16, 1996; the Boston Partners Mid Cap Value Fund, May 30, 1997; the Boston Partners Small Cap Value Fund II, July 1, 1998; the Boston Partners Long/Short Equity Fund, November 13, 1998; and the Boston Partners All-Cap Value Fund, July 1, 2002.


Advisory Fee Waivers and Expense Reimbursements

         BPAM is contractually obligated to maintain all advisory fee waiver and expense reimbursement arrangements currently in place through December 31, 2004.


                                    -- 15 --

ADDITIONAL INFORMATION REGARDING BPAM

         BPAM is a Delaware limited partnership located at 28 State Street, 21st Floor, Boston, Massachusetts 02109. BPAM (LP), LLC, a Delaware limited liability company, owns 95.30% of the partnership interests of BPAM.

         Listed below is the name and title of the principal executive officers of BPAM Holding Company, the sole member of BPAM (GP), LLC, the Class A general partner of BPAM. The address of each such principal executive officer is: 28 State Street, 21st Floor, Boston, Massachusetts 02109.

      NAME                                       TITLE
--------------------------------------------------------------------------------

Desmond J. Heathwood            President, Assistant Treasurer, and Assistant
                                Secretary of BPAM Holding Company

William J. Kelly                Treasurer and Secretary of BPAM Holding Company



         As provided to the Fund, listed below is the name and title of certain directors and principal executive officers of Robeco USA, the Class B general partner of BPAM. The address of each such director and principal executive officer is: Robeco USA, Inc., c/o Robeco Groep N.V., Coolsingel 120, NI 3011 AG Rotterdam.

      NAME                                       TITLE
--------------------------------------------------------------------------------

Constant Th.L. Korthout         Director

Anthanassios Michas             Director, Chief Executive Officer and President

Michael Singer                  Secretary



         Pursuant to the Previous Advisory Agreements, for the fiscal years ended August 31, 2001, August 31, 2000 and August 31, 1999, the Fund paid BPAM advisory fees and BPAM voluntarily waived advisory fees and reimbursed expenses as follows (note that the Boston Partners All-Cap Value Fund did not commence operations until July 1, 2002):

                                    -- 16 --


                               ADVISORY FEES PAID                                     ADVISORY FEES PAYABLE
                               (AFTER WAIVERS AND                                      (BEFORE WAIVERS AND
BOSTON PARTNERS FUND             REIMBURSEMENTS)       WAIVERS      REIMBURSEMENTS        REIMBURSEMENTS)
--------------------             --------------        -------      --------------        ---------------

FISCAL YEAR ENDED AUGUST 31, 2001


Bond 2                             $        0          $ 33,449        $137,723             $  171,172
Long/Short Equity                  $  192,769          $132,516        $ 88,056             $  333,341
Large Cap Value                    $  200,602          $140,682        $    191             $  341,475
Mid Cap Value                      $  880,333          $262,735        $      0             $1,143,068
Small Cap Value                    $  532,213          $ 90,446        $ 91,020             $  713,679


FISCAL YEAR ENDED AUGUST 31, 2000


Bond                               $        0          $ 43,368        $119,992             $  163,360
Long/Short Equity                  $        0          $ 26,019        $118,492             $  144,511
Large Cap Value                    $  205,225          $147,093        $      0             $  352,318
Mid Cap Value                      $1,041,648          $189,796        $      0             $1,231,444
Small Cap Value                    $        0          $ 21,160        $130,240             $  151,400


FISCAL YEAR ENDED AUGUST 31, 1999


Bond                                       $0           $56,220         $72,841             $  129,061
Long/Short Equity 1                        $0           $12,727        $121,414             $  134,141
Large Cap Value                      $450,337          $109,852              $0             $  560,189
Mid Cap Value                        $926,862          $128,384              $0             $1,055,246
Small Cap Value                            $0           $18,140        $129,809             $  147,949


1 Commenced operations November 17, 1998.
2 Ceased operations and was liquidated on February 25, 2002.


SECTION 15(f) OF THE 1940 ACT

         Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, for a period of three years after the time of such action, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the new or former investment adviser. Second, there may not be imposed an "unfair burden" on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection

                                    -- 17 --
with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

         The Board of Directors has not been advised by BPAM of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" being imposed on the Fund. Moreover, Robeco USA and BPAM
(GP), LLC, the general partner of BPAM, have agreed in the Purchase Agreement that each will conduct itself so that (i) for a period of three years after the consummation of the Transaction, at least 75% of the Fund's Board of Directors are not "interested persons" (as defined in the 1940 Act) of BPAM, and (ii) there is not imposed upon the Fund an unfair burden (as defined in the 1940
Act).

REQUIRED VOTE


         As provided under the 1940 Act, approval of each proposed New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the applicable Boston Partners Fund. In accordance with the 1940 Act, a "majority of the outstanding voting securities" of a fund means the lesser of (a) 67% or more of the shares of the fund present at a shareholder meeting if the owners of more than 50% of the shares of the fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the fund entitled to vote at the meeting.


FOR THE REASONS SET FORTH ABOVE, THE DIRECTORS OF THE RBB FUND, INC. UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT WITH BPAM FOR YOUR BOSTON PARTNERS FUND.


                              DIRECTORS OF THE FUND

         The following table sets forth the Directors of the Fund, their ages, term of office, including length of time served as a director, principal occupations for the past five or more years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the 1940 Act, and the number of portfolios in the Fund Complex that they oversee. The Fund Complex includes investment portfolios with a common or affiliated investment adviser. The Fund Complex is comprised of the Fund, currently consisting of twelve Portfolios and all other registered investment companies to which the Fund's advisers or their affiliates serve as investment adviser. Each director and nominee may be contacted in writing in care of Edward J. Roach, President, The RBB Fund, Inc., Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809.


INTERESTED DIRECTORS

J. RICHARD CARNALL*

AGE:  63

                                    -- 18 --

POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Director, Chairman of the Board of Directors since 2002.


PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS: Since January 1987, Director of PFPC Inc.; until April 2002, Chairman and Chief Executive Officer of PFPC Inc., Executive Vice President of PNC Bank, National Association, Director of PFPC International Ltd. (financial services), Director of PFPC International (Cayman) Ltd. (financial services) and Director of International Dollar Reserve Fund, Ltd. (Cayman mutual fund company); until January 2002, Governor of the Investment Company Institute (investment company industry trade organization); until March 1998, Director of PNC Asset Management, Inc. (investment advisory); until November 1997, Director of PNC National Bank; since May 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.). Mr. Carnall provides consulting services from time to time to PFPC Inc.


OTHER DIRECTORSHIPS HELD: None.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN: Fourteen.

* Mr. Carnall may be deemed an "interested person" of the Fund, as that term is defined in the 1940 Act, because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Fund's Money Market Portfolio, BlackRock Institutional Management Corporation and the Fund's principal underwriter, PFPC Distributors, Inc. are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Carnall also owns shares of PFPC Inc., the Fund's administrator.


ROBERT SABLOWSKY**

AGE:  64

POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Director since 1991.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS: Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Fahnestock Co, Inc. (a registered broker-dealer).

OTHER DIRECTORSHIPS HELD: None.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN: Fourteen.

** Mr. Sablowsky may be deemed an "interested person" of the Fund because he is an officer of a registered broker-dealer.

INDEPENDENT DIRECTORS


JULIAN A. BRODSKY

AGE:  69

POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE:  Director since 1988.

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS: Since 1969, Director and Vice Chairman of Comcast Corporation (cable television and communications); Director of NDS Group PLC (provider of systems and applications for digital pay TV).

OTHER DIRECTORSHIPS HELD: None.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN:  Fourteen.

                                    -- 19 --

FRANCIS J. MCKAY

AGE:  66

POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE:  Director since 1988.

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS: Since 1963, Vice President of Fox Chase Cancer Center (biomedical research and medical care).

OTHER DIRECTORSHIPS HELD:  None.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN:  Fourteen.


ARNOLD M. REICHMAN

AGE:  54

POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Director since 1991.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS: Since 2000, Director of Gabelli Partners, L.P. (an investment partnership); Chief Operating Officer and member of the Board of Directors of Outercurve Technologies (wireless enabling services) until April 2001; Chief Operating Officer and a member of the Executive Operating Committee of Warburg Pincus Asset Management, Inc.; Executive Officer and Director of Credit Suisse Asset Management Securities, Inc. (formerly Counselors Securities, Inc.) and Director/Trustee of various investment companies advised by Warburg Pincus Asset Management, Inc. until September 15, 1999; Prior to 1997, Managing Director of Warburg Pincus Asset Management, Inc.

OTHER DIRECTORSHIPS HELD:  None.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN:  Fourteen.


MARVIN E. STERNBERG

AGE:  68

POSITION(S) HELD WITH THE FUND AND TERM OF OFFICE: Director since 1988.

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS: Since 1974, Chairman, Director and President of Moyco Technologies, Inc. (manufacturer of precision coated and industrial abrasives).

OTHER DIRECTORSHIPS HELD:  None.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN:  Fourteen.

Prior to July 1, 2002, Mr. Sternberg directly or indirectly held money market accounts with PNC Bank, an affiliate of the investment adviser to the Fund's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Fund's principal underwriter, PFPC Distributors, Inc.


                              OFFICERS OF THE FUND


         Information concerning the names, ages, positions with the Fund, term of office, including length of time served as an officer, current affiliations, and principal occupations of the principal officers of the Fund is set out below. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for a term of one year and until his successor is elected and qualified.


                                    -- 20 --

EDWARD J. ROACH

AGE:  78.

POSITION HELD WITH THE FUND AND TERM OF OFFICE: President of the Fund since 1991; Treasurer of the Fund since 1988.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS: Certified Public Accountant; Vice Chairman of the Board of Fox Chase Cancer Center; Trustee Emeritus of Pennsylvania School for the Deaf; Trustee Emeritus of Immaculata College; President or Vice President and Treasurer of various investment companies advised by subsidiaries of PNC Bank Corp. (1981-1997); Managing General Partner and President of Chestnut Street Exchange Fund; Director of the Bradford Funds, Inc. (1996-2000).


TIMOTHY K. BIEDRZYCKI

AGE:  53.

POSITION HELD WITH THE FUND AND TERM OF OFFICE: Secretary of the Fund since 2000; Assistant Treasurer since 1998.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS: Since 1998, Director and Vice President, Fund Accounting and Administration of PFPC Inc.; Director and Vice President, Fund Accounting and Administration of Federated Services Company (1994-1997).



         For the Fund's fiscal year ended August 31, 2001, the directors received an annual retainer of $15,000 for serving as directors, plus a per meeting fee of $1,250 for each meeting attended of the Board or any committee thereof that was not held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. The basis of such compensation has been the same during the fiscal year ending August 31, 2002. The Board of Directors held five regularly scheduled and special meetings during the fiscal year ended August 31, 2001. All of the incumbent directors attended every Board meeting during that year, except Mr. Reichman who attended all but two Board meetings.


         The following table provides information concerning the compensation of each of the Fund's directors for services rendered during the Fund's fiscal year ended August 31, 2001:


                                                COMPENSATION TABLE

                                          AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                                      COMPENSATION FROM     BENEFITS ACCRUED AS       BENEFITS UPON        FUND AND FUND COMPLEX
NAME OF PERSON/POSITION                   REGISTRANT        PART OF FUND EXPENSES        RETIREMENT           PAID TO DIRECTORS
------------------------------------ -------------------- ------------------------ --------------------- --------------------------


Julian A. Brodsky,                        $ 21,250                N/A                        N/A                  $ 21,250
Director
Francis J. McKay,                         $ 22,500                N/A                        N/A                  $ 22,500
Director

                                    -- 21 --


                                          AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                                      COMPENSATION FROM     BENEFITS ACCRUED AS       BENEFITS UPON        FUND AND FUND COMPLEX
NAME OF PERSON/POSITION                   REGISTRANT        PART OF FUND EXPENSES        RETIREMENT           PAID TO DIRECTORS
------------------------------------ -------------------- ------------------------ --------------------- --------------------------

Arnold M. Reichman,                       $ 18,750                N/A                        N/A                  $ 18,750
Director
Robert Sablowsky,                         $ 21,250                N/A                        N/A                  $ 21,250
Director
Marvin E. Sternberg,                      $ 22,500                N/A                        N/A                  $ 22,500
Director
Donald van Roden,                         $ 27,250                N/A                        N/A                  $ 27,250
Director and Chairman*

* Retired from the Board effective July 1, 2002.


OWNERSHIP OF FUND SHARES


         As of July 1, 2002, the directors and executive officers of the Fund owned, in the aggregate, less than 1% of each class of the Fund's outstanding shares. The following table sets forth, as of July 1, 2002, the dollar range of equity securities beneficially owned by each director.


                                    -- 22--


                                             DOLLAR RANGE OF EQUITY SECURITIES OWNED
                                             ---------------------------------------
PORTFOLIO                               J. RICHARD CARNALL             ROBERT SABLOWSKY
---------                               ------------------             ----------------

BOGLE SMALL CAP GROWTH                           $0                      $10,001-50,000
BOSTON PARTNERS LARGE CAP VALUE                   0                            0
BOSTON PARTNERS MID CAP VALUE                     0                      $50,001-100,000
BOSTON PARTNERS SMALL CAP VALUE II                0                            0
BOSTON PARTNERS LONG/SHORT EQUITY                 0                            0
BOSTON PARTNERS ALL-CAP VALUE                     0                            0
MONEY MARKET PORTFOLIO                            0                            0
n/i NUMERIC SMALL CAP VALUE                       0                            0
n/i NUMERIC EMERGING GROWTH                       0                       $10,001-50,000
n/i NUMERIC GROWTH                                0                       $10,001-50,000
n/i NUMERIC MID CAP                               0                       $10,001-50,000
SCHNEIDER SMALL CAP VALUE                         0                            0
                                    -------------------------------------------------------
AGGREGATE DOLLAR RANGE IN
ALL PORTFOLIOS IN RBB FAMILY                      0                        over $100,000



                                                    DOLLAR RANGE OF EQUITY SECURITIES OWNED
                                                    ---------------------------------------
                                     JULIAN A.           FRANCIS J.              ARNOLD M.        MARVIN E.
PORTFOLIO                             BRODSKY              MCKAY                 REICHMAN         STERNBERG
---------                            ---------           ----------              --------         ---------

BOGLE SMALL CAP GROWTH                  $0                   $0                     $0                $0
BOSTON PARTNERS LARGE CAP VALUE          0                    0                      0                 0
BOSTON PARTNERS MID CAP VALUE            0                 $1-10,000                 0                 0
BOSTON PARTNERS SMALL CAP VALUE II       0               $10,001-50,000              0                 0
BOSTON PARTNERS LONG/SHORT EQUITY        0                    0                      0                 0
BOSTON PARTNERS ALL-CAP VALUE            0                    0                      0                 0
MONEY MARKET PORTFOLIO                   0                    0                      0                 0
n/i NUMERIC SMALL CAP VALUE              0                    0                      0                 0
n/i NUMERIC EMERGING GROWTH              0               $10,001-50,000              0                 0
n/i NUMERIC GROWTH                       0               $1-10,000                   0                 0
n/i NUMERIC MID CAP                      0               $10,001-50,000              0                 0
SCHNEIDER SMALL CAP VALUE                0               $10,001-50,000              0                 0
                                    -------------------------------------------------------------------------
AGGREGATE DOLLAR RANGE IN
ALL PORTFOLIOS IN RBB FAMILY            0               $50,001-100,000              0                 0

                                    -- 23 --

                                 DOLLAR RANGE OF EQUITY SECURITIES OWNED
                                 ---------------------------------------
PORTFOLIO                                   EDWARD J. ROACH
---------                                   ---------------


BOGLE SMALL CAP GROWTH                                     $0
BOSTON PARTNERS LARGE CAP VALUE                             0
BOSTON PARTNERS MID CAP VALUE                               0
BOSTON PARTNERS SMALL CAP VALUE II                          0
BOSTON PARTNERS LONG/SHORT EQUITY                           0
BOSTON PARTNERS ALL-CAP VALUE                               0
MONEY MARKET PORTFOLIO                                      0
N/I NUMERIC SMALL CAP VALUE                                 0
N/I NUMERIC EMERGING GROWTH                                 0
N/I NUMERIC GROWTH                                          0
N/I NUMERIC MID CAP                                     $1-10,000
SCHNEIDER SMALL CAP VALUE                                   0
                                    -------------------------------------------
AGGREGATE DOLLAR RANGE IN
ALL PORTFOLIOS IN RBB FAMILY                            $1-10,000


STANDING BOARD COMMITTEES


         The Board of Directors has established three standing committees in connection with its governance of the Fund: Audit; Executive; and Nominating.


         Messrs. Brodsky, McKay and Sternberg are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Fund the firm to be selected as independent auditors. The Audit Committee convened three times during the fiscal year ended August 31, 2001.

         Messrs. McKay and Reichman are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of the Fund when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2001.

         Messrs. Brodsky and McKay are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Fund. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Fund's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2001.

                                    -- 24 --

                               VOTING INFORMATION

         As provided under the 1940 Act, approval of each proposed New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the applicable Boston Partners Fund. In accordance with the 1940 Act, a "majority of the outstanding voting securities" of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting.

         The By-Laws of the Fund and Maryland business corporation laws, require the affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present for the approval of the proposal. The presence in person or by proxy of the holders of one-third of all the votes entitled to be cast at the meeting will constitute a quorum. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

         In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Special Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy.


                       METHOD OF SOLICITATION AND EXPENSES

         THE COST OF PREPARING, ASSEMBLING AND MAILING THIS PROXY STATEMENT AND THE ATTACHED NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY CARD, AS WELL AS THE COSTS ASSOCIATED WITH THE PROXY SOLICITATION, WILL BE BORNE BY BPAM.


         In addition to soliciting proxies by mail and the telephone, BPAM may have one or more of the Funds' officers, representatives or compensated third-party agents, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. BPAM has retained Proxy Advantage, a division of PFPC, Inc., to assist in the solicitation of proxies. The estimated cost for Proxy Advantage's proxy solicitation services and printing costs are approximately $25,000, plus expenses. Shareholders who have not voted their proxies in a timely manner may receive a telephone call from Mr. Henry J. Lawlor or a representative of the Fund in an effort to urge them to vote.


                                    -- 25 --

         Shareholders will be called at the phone number BPAM has in its records for their accounts, and will be asked for their social security number or other identifying information. The shareholders will then be given an opportunity to authorize proxies to vote their shares at the Special Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, shareholders also will receive a confirmation of their instructions in the mail. In the case of automated telephone voting, shareholders will be required to provide their social security number or other identifying information and will receive a confirmation of their instructions. A special toll-free number will be available in case the information contained in the confirmation is incorrect. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Special Meeting. BPAM is unaware of any such challenge at this time.


         Persons holding shares as nominees will be reimbursed by BPAM, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

                                 OTHER BUSINESS

         The Fund does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Fund's By-Laws, as amended, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Fund at its principal office within a reasonable time before such meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

         As of the date of this Proxy Statement, the directors are not aware of any matters to be presented for action at this Special Meeting, other than those described above. Should other business properly be brought before this Special Meeting, it is intended that the accompanying Proxy(ies) will be voted thereon in accordance with the judgment of the persons named as proxies.

                      ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT ADVISERS

         BlackRock Institutional Management Corporation, with offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809, serves as investment adviser to the Money Market Portfolio. Bogle Investment Management, L.P., located at 57 River Street, Suite 206, Wellesley, MA 02481, serves as investment adviser to the Bogle Investment Management Small Cap Growth Fund. Boston Partners Asset Management, L.P., located at 28 State Street, 21st Floor, Boston, MA 02109, serves as investment adviser to the Boston Partners

                                    -- 26 --

Family of Funds. Numeric Investors L.P., with offices at One Memorial Drive, Cambridge, MA 02142, serves as investment adviser to the n/i numeric family of Funds. Schneider Capital Management Company, with offices at 460 East Swedesford Road, Suite 1080, Wayne, PA 19087, serves as investment adviser to the Schneider Small Cap Value Fund.

PRINCIPAL UNDERWRITER AND ADMINISTRATORS

         PFPC Distributors, Inc., located at 3200 Horizon Drive, King of Prussia, PA, 19406, serves as the exclusive underwriter for shares of the Fund. The Fund's administrator is PFPC Inc., located at 400 Bellevue Parkway, Wilmington, DE 19809. Bear Stearns Funds Management Inc., located at 383 Madison Avenue, 23rd Floor, New York, NY 10179, is the co-administrator of the n/i numeric investors Family of Funds.

PRINCIPAL HOLDERS OF VOTING SECURITIES

         Appendix A to this Proxy Statement identifies holders of more than 5% of any class of shares of the Fund's common stock as of the Record Date.


Dated:  September 27, 2002




       SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO
               POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    -- 27 --

                                   APPENDIX A

As of the Record Date, to the Fund's knowledge, the following shareholders owned of record more than 5% of the outstanding common stock of each class of the Fund indicated below. The Fund does not know whether such persons also beneficially own such shares.

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LARGE CAP VALUE       Charles Schwab & Co., Inc.                                      14.050%
FUND -                                Special Custody Account
INSTITUTIONAL SHARES                  for Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------
                                      Swanee Hunt and Charles Ansbacher                               14.230%
                                      Trst. Swanee Hunt Family Foundation
                                      c/o Beth Benham
                                      168 Brattle St.
                                      Cambridge, MA 02138

------------------------------------- ------------------------------------------------------- ------------------------
                                      Union Bank of California                                        12.580%
                                      FBO Service Employees BP 610001265-01
                                      P. O. Box 85484
                                      San Diego, CA 92186

------------------------------------- ------------------------------------------------------- ------------------------
                                      U.S. Bank National Association                                  13.090%
                                      FBO A-Dec Inc. DOT 093098
                                      P. O. Box 1787
                                      Milwaukee, WI 53201

------------------------------------- ------------------------------------------------------- ------------------------
                                      Northern Trust Company                                          15.610%
                                      FBO AEFC Pension Trust
                                      A/C 22-53582
                                      P. O. Box 92956
                                      Chicago, IL 60675

------------------------------------- ------------------------------------------------------- ------------------------
                                      Solomon R. Guggenheim Foundation                                 7.990%
                                      General Endowment Fund
                                      575 Broadway 3rd Floor
                                      New York, NY 10012-4233

------------------------------------- ------------------------------------------------------- ------------------------

                                    -- 28 --

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------

BOSTON PARTNERS LARGE CAP VALUE       Charles Schwab & Co., Inc.                                      51.950%
FUND - INVESTOR SHARES                Special Custody Account
                                      For Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104


------------------------------------- ------------------------------------------------------- ------------------------
                                      National Financial Services Corp.                                8.520%
                                      For The Exclusive Benefit of Our Customers
                                      Attn: Mutual Funds
                                      200 Liberty St. World Financial Center

------------------------------------- ------------------------------------------------------- ------------------------
                                      JPMB (1) As Trustees For                                         7.340%
                                      Coronation Global Equity
                                      Boundary Terraces
                                      1 Mariendahl Lane
                                      Newlands 7700 South Africa

------------------------------------- ------------------------------------------------------- ------------------------
                                      SBSA C/O Coronation International                               22.440%
                                      Active Fund of Funds
                                      P.O. Box 54
                                      Cape Town 8000 South Africa

------------------------------------- ------------------------------------------------------- ------------------------

BOSTON PARTNERS MID CAP VALUE FUND    Belmont Hill School, Inc.                                        8.530%
- INSTITUTIONAL SHARES                350 Prospect St.
                                      Belmont MA 02478-2656


------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & Co.                                                       15.280%
                                      A/C BPHF 3006002
                                      Mutual Funds Operations
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198

------------------------------------- ------------------------------------------------------- ------------------------
                                      USB                                                             20.210%
                                      TRST SIS of the Order of St. Benedict
                                      P.O. Box 1787
                                      Milwaukee, WI 53201-1787

------------------------------------- ------------------------------------------------------- ------------------------
                                      Houvis & Co.                                                     5.060%
                                      C/O Amsouth Bank
                                      P.O. Box 12365
                                      Birmingham, AL 35202

------------------------------------- ------------------------------------------------------- ------------------------

                                    -- 29 --

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      MAC & Co.                                                       19.320%
                                      A/C CHIF1001182
                                      FBO Childrens Hospital LA
                                      P.O. Box 3198
                                      Pittsburgh, PA 15230-3198

------------------------------------- ------------------------------------------------------- ------------------------
                                      American Express Trust Co.                                      18.100%
                                      FBO American Express
                                      Retirement Serv Plans
                                      Attn: Pat Brown
                                      50534 AXP Financial Ctr.
                                      Minneapolis, MN 55474

------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS MID CAP VALUE FUND    National Financial Svcs. Corp.                                  11.350%
- INVESTOR SHARES                     For Exclusive Benefit of Our Customers
                                      Attn: Mutual Funds
                                      200 Liberty St.
                                      New York, NY 10281-1003

------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                                      12.270%
                                      Special Custody Account
                                      for Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------
                                      JPMB (I) As Trustees For                                         5.540%
                                      Coronation Global Equity
                                      Boundary Terraces
                                      1 Mariendahl Lane
                                      Newlands 7700 South Africa

------------------------------------- ------------------------------------------------------- ------------------------
                                      SBSA C/O Coronation International                               53.340%
                                      Active Fund of Funds
                                      P.O. Box 54
                                      Cape Town 8000 South Africa

------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS                       NAIDOT & Co.                                                     8.910%
SMALL CAP VALUE FUND II               Bessemer Trust Company
-INSTITUTIONAL SHARES                 100 Woodbridge Ave.
                                      Woodbridge, NJ 07095-3336

------------------------------------- ------------------------------------------------------- ------------------------

                                    -- 30 --

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
                                      National Financial Services Corp.                               10.820%
                                      FBO Exclusive Benefit for Our Customers
                                      55 Water St.
                                      New York, NY 10041-3299

------------------------------------- ------------------------------------------------------- ------------------------
                                      Georgetown Memorial Hospital                                     6.470%
                                      Depreciation Fund
                                      P.O. Box 1718
                                      Georgetown, SC 29442-1718

------------------------------------- ------------------------------------------------------- ------------------------
                                      Hollowbeam & Co.                                                 7.480%
                                      FBO Maine Health Access Foundation
                                      200 Newport Ave. 7th Floor
                                      North Quincy, MA 02171

------------------------------------- ------------------------------------------------------- ------------------------
                                      Plumbers and Steamfitters                                       10.040%
                                      Local No. 7 Pension Fund
                                      Robert M. Valenty, Administrator
                                      Mary Allen Smith,
                                      Assistant Administrator
                                      308 Wolf Road
                                      Latham, NY 12110

------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS SMALL CAP VALUE       National Financial Services Corp.                               35.300%
FUND II - INVESTOR SHARES             for the Exclusive Benefit of Our Customers
                                      Attn: Mutual Funds
                                      5th Floor
                                      200 Liberty St.
                                      1 World Financial Center
                                      New York, NY 10281

------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                                      41.450%
                                      Special Custody Account
                                      for Benefit of Customers
                                      Attn: Mutual Funds
                                      101 Montgomery St.
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.                                6.740%
                                      for the Exclusive Benefit of Our Customers
                                      55 Water Street
                                      New York, NY 10041-3299

------------------------------------- ------------------------------------------------------- ------------------------

                                    -- 31 --

------------------------------------- ------------------------------------------------------- ------------------------
             FUND NAME                             SHAREHOLDER NAME AND ADDRESS               PERCENTAGE OF FUND HELD
------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LONG/SHORT EQUITY     National Financial Services Corp.                               13.140%
FUND -                                for the Exclusive Benefit of Our Customers
INSTITUTIONAL SHARES                  Mutual Funds
                                      200 Liberty St.
                                      New York, NY 10281

------------------------------------- ------------------------------------------------------- ------------------------
                                      National Investors Services Corp.                               10.090%
                                      for the Exclusive Benefit of Our Customers
                                      Mutual Funds
                                      55 Water St.
                                      New York, NY 10041-0004

------------------------------------- ------------------------------------------------------- ------------------------
                                      Charles Schwab & Co., Inc.                                      64.210%
                                      Special Custody Account
                                      for Benefit of Customers
                                      Attn:  Mutual Funds
                                      101 Montgomery Street
                                      San Francisco, CA 94104

------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS LONG/SHORT EQUITY     National Financial Services Corp.                               69.050%
FUND -                                for the Exclusive Benefit of Our Customers
INVESTOR SHARES                       200 Liberty St.
                                      New York, NY 10281

------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS ALL-CAP VALUE FUND-   Boston Partners Asset Management                                97.210%
INSTITUTIONAL SHARES                  Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109-1775

------------------------------------- ------------------------------------------------------- ------------------------
BOSTON PARTNERS ALL-CAP VALUE FUND-   Edward H. Grant and Carol A. Grant                              94.370%
INVESTOR SHARES                       JT TEN
                                      28 Windrush Lane
                                      Osterville, MA 02655-2317

------------------------------------- ------------------------------------------------------- ------------------------
                                      Boston Partners Asset Management                                 5.630%
                                      Attn: Jan Penney
                                      28 State St.
                                      Boston, MA 02109-1775

------------------------------------- ------------------------------------------------------- ------------------------


         As of August 30, 2002, directors and officers as a group owned less than one percent of the shares of each class within the Boston Partners Funds.

                                    -- 32 --

                                   APPENDIX B

                      FORM OF INVESTMENT ADVISORY AGREEMENT

                   Boston Partners _____________________ Fund


                  AGREEMENT made as of ___________, 2002, between THE RBB FUND, INC., a Maryland corporation (herein called the "Fund"), and BOSTON PARTNERS ASSET MANAGEMENT, L.P. (herein called the "Investment Adviser").

                  WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and currently offers or proposes to offer shares representing interests in separate investment portfolios;

                  WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the Fund with respect to the Fund's Boston Partners ________________________ Fund (the "Portfolio"), and the Investment Adviser is willing to so render such services; and

                  WHEREAS, the Board of Directors of the Fund and the shareholders of the Portfolio have approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

                  SECTION 1. APPOINTMENT. The Fund hereby appoints the Investment Adviser to act as investment adviser for the Portfolio for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

                  SECTION 2. DELIVERY OF DOCUMENTS. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

                  (a) Resolutions of the Board of Directors of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement;

                  (b) Each prospectus and statement of additional information relating to any class of Shares representing interests in the Portfolio of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and "Statement of Additional Information," respectively).

                                    -- 33 --

                  The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

                  In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund's Charter and By-laws, and any registration statement or service contracts related to the Portfolio, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

                  SECTION 3. MANAGEMENT. Subject to the supervision of the Board of Directors of the Fund, the Investment Adviser will provide for the overall management of the Portfolio including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund for the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Portfolio's investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Fund's Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolio's transactions and, where not otherwise available, the daily valuation of securities in the Portfolio.

                  SECTION 4. BROKERAGE. Subject to the Investment Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolio's securities be purchased from or sold to the Fund's principal underwriter, the Investment Adviser, or any

                                    -- 34 --
affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

                  The Investment Adviser shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with
Section 28(e) of the Securities Exchange Act of 1934.

                  SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

                  SECTION 6. SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio or the Fund.

                  Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolio. The Investment Adviser shall have no obligation to acquire for the Portfolio a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

                  The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the

                                    -- 35 --
obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

                  SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.


                  SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser. General expenses of the Fund not readily identifiable as belonging to a Portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio shall include, but are not limited to, the following (or the Portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolio's shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out a liability of or claim for damages or other relief asserted against the Fund or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors;
(i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses;
(m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value a portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Fund to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Fund are allocated to such class.

                                    -- 36 --

                  SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Fund, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolio's assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.

                  SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Portfolio's name and all investment models used by or on behalf of the Portfolio. The Investment Adviser may use the Portfolio's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use.

                  SECTION 11. COMPENSATION. (a) For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolio, the Fund will pay the Investment Adviser from the assets of the Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of _____% of the Portfolio's average daily net assets. (b) The fee attributable to the Portfolio shall be satisfied only against assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.

                  SECTION 12. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Investment Adviser shall provide to the Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the

                                    -- 37 --
advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.

                  The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to the Portfolio's name. The Investment Adviser shall indemnify and hold harmless the Fund and the Portfolio for any claims arising from the use of the term "Boston Partners" in the name of the Portfolio.

                  SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to the Portfolio upon approval of this Agreement by vote of a majority of the outstanding voting securities of the Portfolio and, unless sooner terminated as provided herein, shall continue with respect to the Portfolio until ____________, 2003. Thereafter, if not terminated, this Agreement shall continue with respect to the Portfolio for successive annual periods ending on ____________ PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio; PROVIDED, however, that this Agreement may be terminated with respect to the Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).

                  SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

                  SECTION 15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

                                    -- 38 --

                  SECTION 16. CHANGE IN MEMBERSHIP. The Investment Adviser shall notify the Fund of any change in its membership within a reasonable time after such change.

                  SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

                  SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                        THE RBB FUND, INC.


                                        By: _____________________________
                                        Name:
                                        Title:


                                        BOSTON PARTNERS ASSET MANAGEMENT, L.P.,

                                        by: BPAM (GP), LLC
                                        the Class A General Partner


                                        by: ______________________________
                                        Name:
                                        Title:




                                    -- 39 --

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

                  1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

                  2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

                  3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


         REGISTRATION                                                         VALID SIGNATURES
         ------------                                                         ----------------

         CORPORATE ACCOUNTS
         (1) ABC Corp...........................................................ABC Corp.
         (2) ABC Corp...........................................................John Doe, Treasurer
         (3) ABC Corp. c/o John Doe, Treasurer..................................John Doe
         (4) ABC Profit Sharing Plan............................................John Doe, Treasurer

         TRUST ACCOUNTS
         (1) ABC Trust..........................................................Jane B. Doe, Treasurer
         (2) Jane B. Doe, Trustee u/t/d 12/28/78................................Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS
         (1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA..................John B. Smith
         (2) John B. Smith......................................................John B. Smith, Jr., Executor

                                    -- 40 --

                                      PROXY


                      BOSTON PARTNERS LARGE CAP VALUE FUND
                       BOSTON PARTNERS MID CAP VALUE FUND
                     BOSTON PARTNERS SMALL CAP VALUE FUND II
                     BOSTON PARTNERS LONG/SHORT EQUITY FUND
                       BOSTON PARTNERS ALL-CAP VALUE FUND
                  (INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)


                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 15, 2002


This proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the "Company") for the Special Meeting of Shareholders (the "Meeting") and relates to the proposal with respect to the Company and to

                      BOSTON PARTNERS LARGE CAP VALUE FUND
                       BOSTON PARTNERS MID CAP VALUE FUND
                     BOSTON PARTNERS SMALL CAP VALUE FUND II
                     BOSTON PARTNERS LONG/SHORT EQUITY FUND
                       BOSTON PARTNERS ALL-CAP VALUE FUND

(each a "Fund," and together the "Funds"), each a series of the Company. The undersigned hereby appoints Edward J. Roach, Peggy H. Olivier and Michael P. Malloy, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Funds which the undersigned is entitled to vote at the Meeting to be held at 10:00 a.m. (Eastern time), on October 15, 2002, at the offices of the Company, Bellevue Park Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington Delaware 19809, and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE
To vote by Telephone:
1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903, enter the control number set forth on the Proxy card and follow the instructions.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED


                      BOSTON PARTNERS LARGE CAP VALUE FUND
                       BOSTON PARTNERS MID CAP VALUE FUND
                     BOSTON PARTNERS SMALL CAP VALUE FUND II
                     BOSTON PARTNERS LONG/SHORT EQUITY FUND
                       BOSTON PARTNERS ALL-CAP VALUE FUND


Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.


Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the proposal below.


The Board of Directors of The RBB Fund, Inc. recommends that you vote FOR the proposal set forth below.


                                            FOR         AGAINST      ABSTAIN

1. Approval of new advisory agreement      [    ]        [    ]      [    ]


Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED SEPTEMBER 27, 2002, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.



 ----------------------------------------
Signature (PLEASE SIGN WITHIN BOX)  Date


-----------------------------------------
Signature (Joint Owners)            Date

                                      A-3